UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2004

LSB Financial Corp.
(Exact Name of Registrant as Specified in Its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	0-25070 (Commission File Number)	35-1934975 (IRS Employer Identification No.)

101 Main Street, Lafayette, Indiana (Address of Principal Executive Offices)	47902 (Zip Code)

(765) 742-1064
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)     Charles W. Shook, who has been a member of the Board of Directors of LSB Financial Corp. (“LSB Financial”) and a member of the Board of Directors of its wholly-owned subsidiary, Lafayette Savings Bank, FSB (“Lafayette Savings”), since April, 1999, resigned as a Director of both LSB Financial and Lafayette Savings effective December 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 16, 2005

LSB Financial Corp. By: /s/ Mary Jo David —————————————— Mary Jo David, Treasurer (Principal Financial and Accounting Officer)
2